Lord Abbett Affiliated Fund

                      Semi-Annual Report For the Six Months Ended April 30, 1998

                                [PHOTO OMITTED]

                                                             Helping you prepare
                                                             for tomorrow, today


                                    [LOGO](R)

       Lord Abbett Affiliated Fund Building Investor Confidence Since 1934

                                                                  A Tradition of
                                                              Value
                                                                    Investing

                                 [PHOTO OMITTED]

Affiliated's history highlights the concept of value investing: buying quality companies when they are "on sale" and selling them when they reach their potential. Through the years, this discipline has helped Affiliated Fund achieve competitive returns with relatively moderate fluctuations in price.

--------------------------------------------------------------------------------
Competitive Total          Average Annual Rates of Total Return as of 4/30/98
Returns, Consistently

     [THE FOLLOWING WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

                          For the past 40 years   +12.7% per year
                          For the past 30 years   +12.8% per year
                          For the past 20 years   +16.3% per year
                          For the past 10 years   +16.2% per year
                          For the past year       +29.4% for the year
--------------------------------------------------------------------------------
Consistency  The Fund has increased in value 33 out of the last 40 fiscal years.
--------------------------------------------------------------------------------
Large and Growing         Shareholders taking dividends in cash saw an increase
Dividends                 in their dividend checks 35 out of the last 40 fiscal
                          years.(1)
--------------------------------------------------------------------------------
Shareholder               Lord Abbett Affiliated Fund's history demonstrates
Satisfaction              its ability to help shareholders realize their
                          financial objectives. That's probably why, on
                          average, Affiliated Fund shareholders have owned the
                          Fund for over 15 years.(2)
--------------------------------------------------------------------------------
SEC Average Annual        SEC average annual rates of total return, at the
Total Returns             Class A share maximum sales charge of 5.75%, for the
                          periods ended 3/31/98 were:

     [THE FOLLOWING WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

                          1 year    +26.80%
                          5 years   +18.19%
                          10 years  +15.62%

                          The Fund's SEC yield for the 30 days ended 4/30/98 for Class A shares was 1.43%.

This past performance is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

The Fund's fiscal year-end is 10/31. Results quoted above (unless stated otherwise) are for periods ending 10/31/97 and reflect Class A share performance at net asset value with all distributions reinvested.

(1)   Capital gains were reinvested. Period ends 10/31/97.

(2) Based on a survey of Lord Abbett Affiliated Fund shareholders conducted by Lord, Abbett & Co. in 1998.

See Important Information on page 8.

Report to Shareholders

For the Six Months Ended April 30, 1998

                                [PHOTO OMITTED]

/s/ Robert S. Dow
-----------------
Robert S. Dow
Chairman

May 12, 19981

"...we will continue to search out individual stocks that bring value to the portfolio."

Lord Abbett Affiliated Fund completed the first half of its fiscal year on April 30, 1998. Below is an overview of class-specific data as of the close of the six-month period.

                                                              Six Months
                                                         Ended April 30, 1998
                                                         -----------------------
                        Class A    Class B    Class C    Class P      Class Y
                        --------------------------------------------------------
                                                        (11/24/97*    (3/26/98*
                                                       to 4/30/98)  to 4/30/98)
--------------------------------------------------------------------------------
Net asset value         $15.46     $15.46     $15.46     $15.46        $15.47
Dividends               $ 0.15     $ 0.09     $ 0.09     $ 0.06            --
Capital gains           $ 1.39     $ 1.39     $ 1.39         --            --
Total return**+         +16.1%     +15.7%     +15.7%      +9.1%         +0.2%

We are pleased to report that your Fund enjoyed strong overall returns during the past six months in an environment of steady economic growth and low inflation. Financial stocks (such as banks), our largest sector weighting, continued to perform well throughout the period and, within the sector, our increased weighting in insurance stocks proved especially rewarding for the portfolio. The ongoing crisis in the Asian economies, which decreased U.S. exports to Asia, has had a slowing effect on the technology industry, causing several holdings to underperform in recent months. We have increased our weightings in consumer cyclical areas, such as retail, publishing and airlines. Valuations have been depressed by investors' global economic concerns, yet the U.S. consumers' economic prospects remain quite strong.

We believe the economy will gradually slow over the remainder of 1998, and that inflation will remain moderate. In this environment, we intend to gradually increase our holdings in selected cyclicals (stocks with earnings highly sensitive to changes in general economic activity), an area that offers attractively priced stocks and good growth potential. We also expect our financial holdings, specifically insurance companies, to continue to add significantly to your Fund's overall return in the coming months. In keeping with our value management style, we will continue to search out individual stocks that bring value to the portfolio.

In light of the continued struggles in the Asian markets, we remain watchful of the situation, particularly in Japan, where weakness in the economy could have a negative impact on world trade in general. However, we are encouraged by the underlying fundamentals of the U.S. economy, including the positive benefits of the newly balanced budget and the monetary policies set by the Federal Reserve Board. Despite the concerns inherent in an extended bull market, we believe the research and careful stock selection techniques of our value investment style will enable your Fund to post attractive total returns going forward.

Thank you for your continued confidence in Lord Abbett Affiliated Fund. We look forward to helping you achieve your financial goals in the years to come.

*     Commencement of offering respective Class shares.

** Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

+     Not annualized.

The Income Perspective

The Affiliated Advantage: A history of increasing dividends vs. fluctuating income from guaranteed CDs

Income Generated from $100,000 Investments: 11/1/72-4/30/98

Year
Ended                                        Six-Month CD        Affiliated Fund
Oct. 31                                       Interest(1)           Dividends(2)
--------------------------------------------------------------------------------
1973                                             $    8,040           $    4,134
1974                                                 10,420                4,517
1975                                                  7,480                3,691
1976                                                  6,060                4,748
1977                                                  5,750                5,311
1978                                                  8,180                5,880
1979                                                 11,570                6,740
1980                                                 13,280                8,098
1981                                                 17,580                9,935
1982                                                 14,020               10,611
1983                                                  9,520               10,497
1984                                                 11,270               11,079
1985                                                  8,780               12,676
1986                                                  7,040               13,671
1987                                                  6,920               13,980
1988                                                  7,910               15,017
1989                                                  9,610               15,700
1990                                                  8,560               14,918
1991                                                  6,610               14,654
1992                                                  4,000               14,905
1993                                                  3,380               13,818
1994                                                  4,520               13,396
1995                                                  6,310               13,485
1996                                                  5,630               14,830
1997                                                  5,820               16,107
4/30/98 (6 months)                                    2,850                8,329

Interest/Dividend Total                          $  211,110           $  280,727
-------------------------------------------------==========           ==========
251/2 Years Later
Initial $100,000
Investment plus Growth                           $  100,000           $  933,336
-------------------------------------------------==========           ==========
Total Value                                      $  311,110           $1,214,063
-------------------------------------------------==========           ==========
The Real Cost of the
CD Guarantee                                                          $  902,953
================================================================================

If capital gains and dividends had been reinvested, the Fund's total value would have been $2,994,205

Unlike the Fund, a CD is insured, and its rate and principal are guaranteed if held until maturity. The FDIC insures CDs up to $100,000. The CD rate is subject to change when the CD is renewed. Although CDs may offer safety on the downside, they sacrifice capital growth on the upside.

(1) Average of six-month CD rates available each period. Source: Lipper Analytical Services, Inc.

(2) Reflects the deduction of the 3.75% sales charge for Class A share investments of $100,000. Dividends were taken in cash; capital gains were reinvested.

See Important Information on page 8.

Affiliated's Growth Record

Results Based on Fiscal Year-End October 31(1)

                            1988     1989      1990      1991      1992     1993      1994     1995      1996      1997    4/30/98
                                                                                                                           (6 months
                                                                                                                           only)
Growth of Capital(2)       + 6.9%   +12.8%    -12.0%    +23.1%    + 6.3%   +14.3%     +3.7%   +17.6%    +20.5%    +23.3%   +15.1%
Dividend Return(3)         + 5.3    + 5.2     + 4.4     + 4.9     + 4.1    + 3.5      +3.0    + 2.9     + 2.7     + 2.5    + 1.0%
------------------------------------------------------------------------------------------------------------------------------------
Total Return(4)            +12.2    +18.0     - 7.6     +28.0     +10.4    +17.8      +6.7    +20.5     +23.2     +25.8    +16.1%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Class A share performance.

(2) Growth of capital reflects the reinvestment of capital gains distributions.

(3)   Dividend return reflects the reinvestment of dividends.

(4) Total return is the percent change in value with both dividends and capital gains distributions reinvested. These results are at net asset value. Net asset value purchases are available for class a share investments of $1 million or more. For performance at the Class A share maximum sales charge, as well as other information, please turn to the inside front cover and pages 4 and 8.

Affiliated's Growth Helped Protect Your Purchasing Power

In our illustration, the prices noted for 1988 and 1998 are actual costs--then and now. "Affiliated 1998" is what the 1988 amount would have grown to had it been invested in the Fund.

Investments in Affiliated Fund (up 347.6%) surpassed increases in the cost of living, which was up 38.8%(5) in these 10 years. Protection against the erosion caused by inflation is one important way to maintain -- and enhance -- your lifestyle.

                    [PHOTO OMITTED]       [PHOTO OMITTED]     [PHOTO OMITTED]  [PHOTO OMITTED]  [PHOTO OMITTED]
                    One-Year Private     One-Family House(7)   U.S. Passport  First-Class Stamp   Income per
                    College Tuition(6)                                                             Capita(7)
1988                   $10,455               $112,800              $  55            $  .25          $17,678
1998                   $18,357               $155,967              $  65            $  .32          $19,963
------------------------------------------------------------------------------------------------------------
Affiliated 1998        $46,801               $504,947              $ 246            $ 1.12          $79,136
------------------------------------------------------------------------------------------------------------

Affiliated's results reflect Class A share total return at net asset value, with all distributions reinvested for the 10 years ended 4/30/98.

(5)   Based on Consumer Price Index.

(6)   National average.

(7)   National average. 1998 figure is based on January-March figures.

Sources: U.S. Department of Education, Statistics Bureau Section, College Board Annual Survey of Colleges; National Association of Realtors, Research Division; U.S. State Department; U.S. Postal Service; Department of Commerce, Bureau of Economic Analysis Statistics.

See Important Information on page 8.3

The Total Return Perspective

The Fund is managed to anticipate change, to find good value and maintain a low level of risk in relation to expected returns. The Fund's average shareholder ownership of over 15 years reflects the success of this strategy.

A History of Consistent Performance

Growth of a $10,000 Fund Investment: 11/1/72-4/30/98(1)

                       Value of   Cumulative Value    Cumulative             How
Year                     Shares   of Capital Gains      Value of         $10,000
Ended                 Initially      Distributions    Reinvested            Grew
Oct. 31                Acquired    Taken in Shares     Dividends     Total Value
--------------------------------------------------------------------------------
1973                    $  9,462        $    264        $    428       $  10,154
1974                       7,192             390             755           8,337
1975                       8,911             540           1,381          10,832
1976                      10,643             878           2,229          13,750
1977                       9,606           1,138           2,600          13,344
1978                       9,344           1,369           3,231          13,944
1979                      10,472           2,237           4,564          17,273
1980                      11,955           3,698           6,459          22,112
1981                      10,643           4,842           7,120          22,605
1982                      11,260           6,668           9,483          27,411
1983                      13,202           9,103          13,076          35,381
1984                      12,100          11,147          14,043          37,290
1985                      12,874          14,042          17,461          44,377
1986                      15,367          21,317          23,839          60,523
1987                      13,701          24,722          23,819          62,242
1988                      12,651          31,639          25,541          69,831
1989                      13,688          37,213          31,525          82,426
1990                      11,693          34,299          30,194          76,186
1991                      13,504          45,040          38,974          97,518
1992                      13,845          49,681          44,092         107,618
1993                      14,777          60,843          51,116         126,736
1994                      14,475          66,708          53,996         135,179
1995                      15,722          84,048          63,069         162,839
1996                      17,087         110,132          73,437         200,656
1997                      19,475         143,844          89,093         252,412
4/30/98                 $ 20,289        $177,090        $ 95,754       $ 293,133

The dollar amounts of dividends and capital gains distributions reinvested in shares were $62,078 and $121,313, respectively. The initial investment plus all distributions reinvested amounted to $193,391. If dividends and capital gains distributions had been withdrawn in cash, the amounts of these payments would have been $13,943 and $19,671, respectively.

(1) Reflects the deduction of the Class A share maximum 5.75% sales charge for investments under $50,000. All distributions were reinvested.

See Important Information on page 8.

The Total Return Perspective

The past 25 1/2 years have included several periods of economic, political and stock market turmoil. By focusing on value investing, Affiliated Fund reduced downside volatility in periods of stock market weakness and produced returns that outpaced the S&P 500 (an unmanaged index), guaranteed CDs and inflation.

Using the Value Method of Investing, Affiliated Fund Reduced Volatility and Produced Rewarding Gains

Average Annual Total Returns
Over 25 1/2 Years(1)

Affiliated:      14.2%
S&P 500:         13.7%
CDs:              8.2%
Inflation:        5.4%

1972-1974
The last protracted bear market; S&P 500 declined 28.8%. Affiliated Fund held the decline to 10.7%

1980-1982
Interest rates rose dramatically; prime rate hit 20%. Economy suffered a recession. During these two years, Affiliated rose 24.0%.

1986-1991
Two corrections jolted the stock market; war and recession followed a year later. Affiliated rose 61.1% over this period.
               AFFILIATED FUND     S&P 500   6-MONTH CD     INFLATION
11/1/72        10,000              10,000    10,000         10,000
10/31/73       10,154               9,905    10,804         10,780
10/31/74        8,337               7,053    11,930         12,080
10/31/75       10,832               8,886    12,822         12,979
10/31/76       13,750              10,678    13,599         13,688
10/31/77       13,344              10,033    14,381         14,563
10/31/78       13,944              10,670    15,557         15,863
10/31/79       17,273              12,317    17,357         17,778
10/31/80       22,112              16,267    19,663         20,047
10/31/81       22,605              16,359    23,119         22,080
10/31/82       27,411              19,024    26,361         23,215
10/31/83       35,381              24,341    28,870         23,877
10/31/84       37,290              25,891    32,124         24,894
10/31/85       44,377              30,902    34,944         25,697
10/31/86       60,523              41,282    37,404         26,076
10/31/87       62,242              43,924    39,993         27,258
10/31/88       69,831              50,471    43,156         28,416
10/31/89       82,426              63,735    47,303         29,693
10/31/90       76,186              58,984    51,352         31,560
10/31/91       97,518              78,717    54,747         32,482
10/31/92       107,618             86,544    56,937         33,522
10/31/93       126,736             99,343    58,861         34,444
10/31/94       135,179             103,175   61,522         35,343
10/31/95       162,839             130,423   65,404         36,336
10/31/96       200,656             161,729   69,086         37,423
10/31/97       252,412             213,642   73,107         38,203
4/30/98        293,133             261,657   75,190         38,416

An investor cannot invest directly in an index, such as the S&P 500. For more information on CDs, see page 2.

(1) Average annual total return at the Class A share maximum offering price from 11/1/72 through 4/30/98.

(2) Average of six-month CD rates available each period. Source: Lipper Analytical Services, Inc.

See Important Information on page 8.

The Impact of a Disciplined Investment Plan

Perfectly timing the market is impossible because, often, opportunity can only be identified after it has already passed.

For long-term investors in Lord Abbett Affiliated Fund, the key to one successful strategy has focused on following a disciplined investment plan--not timing the market. Let's compare two hypothetical investments made over the last 20 calendar years ending December 31, 1997, where $5,000 was invested in the Fund every year. For Investment A, shares were purchased (with the benefit of hindsight) when the Dow Jones Industrial Average was at the low for each given year. Shares were purchased for Investment B on the first business day of every year.

Your investment professional can help you discipline your investing and set up a systematic plan you are comfortable with

Here's What Happened...

Investment A Timing

                                                                         Account
Date of                                             Cumulative             Value
Investments                                         Investments      at Year-End
--------------------------------------------------------------------------------
2/28/78                                              $  5,000          $  5,275
11/7/79                                                10,000            12,032
4/21/80                                                15,000            21,345
9/25/81                                                20,000            26,521
8/12/82                                                25,000            39,273
1/3/83                                                 30,000            55,298
7/24/84                                                35,000            64,741
1/4/85                                                 40,000            88,293
1/22/86                                                45,000           114,544
10/19/87                                               50,000           123,527
1/20/88                                                55,000           144,869
1/3/89                                                 60,000           184,947
10/11/90                                               65,000           180,640
1/9/91                                                 70,000           226,503
10/9/92                                                75,000           259,853
1/20/93                                                80,000           299,716
4/4/94                                                 85,000           317,187
1/30/95                                                90,000           424,114
1/10/96                                                95,000           515,120
4/11/97                                               100,000           650,822

Account Value on 12/31/97                                              $650,822
-----------------------------------------------------------------------=========
Average Annual Total Return                                                17.6%
================================================================================

Investment B  Systematic Investing

                                                                         Account
Date of                                             Cumulative             Value
Investments                                        Investments       at Year-End
--------------------------------------------------------------------------------
1/2/78                                               $  5,000          $  4,876
1/2/79                                                 10,000            12,362
1/2/80                                                 15,000            21,371
1/2/81                                                 20,000            26,136
1/4/82                                                 25,000            38,225
1/3/83                                                 30,000            53,982
1/2/84                                                 35,000            62,773
1/2/85                                                 40,000            85,745
1/2/86                                                 45,000           111,300
1/2/87                                                 50,000           119,742
1/4/88                                                 55,000           140,336
1/2/89                                                 60,000           179,347
1/2/90                                                 65,000           174,448
1/2/91                                                 70,000           218,744
1/2/92                                                 75,000           251,271
1/4/93                                                 80,000           289,979
1/3/94                                                 85,000           306,834
1/2/95                                                 90,000           410,518
1/2/96                                                 95,000           489,620
1/2/97                                                100,000           630,234

Account Value on 12/31/97                                              $630,234
-----------------------------------------------------------------------=========
Average Annual Total Return                                                16.8%
================================================================================

The disciplined investment plan (B) provided an average annual total return almost the same as the "perfect" investment scenario (A). Since determining the "perfect" time to invest without the benefit of hindsight is impossible, why not sit down with your financial adviser and set up a disciplined investment plan today?

The above illustrations assume the reinvestment of all dividends and distributions. All investments were made at the applicable Class A share maximum sales charge of 5.75% for account values up to $50,000 and at the applicable reduced sales charges thereafter under rights of accumulation. Periodic investment plans do not always return a profit and do not protect against losses in a declining market. In addition, since periodic investment plans involve continuous investment in securities regardless of fluctuating price levels, investors should consider their financial ability to continue their purchases through periods of low price levels. If held until 3/31/98 (with no additional investments made), Investment A and Investment B would have been worth $720,802 and $697,999, respectively.

For performance at the Class A share maximum sales charge, please turn to the inside front cover.

Who Owns the Fund?

Investor Profile of Lord Abbett Affiliated Fund
--------------------------------------------------------------------------------
Fiduciaries     Custodians for Minors                                     19,094
                Pension, Profit-Sharing and 401(k) Retirement Plans       14,942
                Trusts                                                    11,009
                457 Retirement and 403(b) Plans                            3,993
                Estates                                                      497
--------------------------------------------------------------------------------
Institutions    Broker-held Accounts                                      86,576
                Banks, Credit Unions and Other Financial Institutions        433
                Corporations                                                 460
                Religious, Charitable and welfare organizations              390
                Clubs and Fraternal Organizations                            104
                Cemeteries                                                    64
                Nursing homes and hospitals                                   34
                Colleges and universities                                     33
                Government Agencies                                           25
--------------------------------------------------------------------------------
Individuals     Single and Joint accounts                                 80,440
                IRAs                                                      50,424

Total Accounts in Affiliated on 4/30/98                                  268,518
================================================================================

Affiliated Shareholder Survey Results

We would like to thank those shareholders who completed the random survey that we sent out with last year's annual report. While not all respondants answered every question, we want to share a few of the survey highlights with you.

o The average owner of Affiliated Fund has been a shareholder for over 15 years.

o     Over 58% of shareholders have made additional investments to Affiliated
      Fund.

o 95% of shareholders are either "very satisfied" or "satisfied" with Affiliated Fund relative to their other investments.

o     The primary investment goals of our shareholders are:
      -- Retirement
      -- Current Dividend Income
      -- Future Education Expenses
      -- A Hedge Against Inflation

The survey also showed that more than 63% of Affiliated Fund shareholders rely primarily on their investment professional for financial advice (versus, for example, accountants, attorneys, bankers, friends and relatives, television business programs or personal finance publications).

We appreciate your responses to our survey as well as your suggestions. Our continuing goal is to help you achieve your financial objectives.

Important Information

Bonds purchased by the Fund are subject to market fluctuations upward and downward inversely to the rise and fall of interest rates. Common stocks are also subject to market fluctuations, providing the potential for gains and the risk of loss. Performance results quoted herein reflect past performance, current sales charges (where applicable) and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Past performance is no indication of future results. Tax consequences are not reflected. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. The Fund's sales charge structure has changed in the past. The Fund issues additional classes of shares, with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 6/30/98, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

Statement of Net Assets
April 30, 1998


                         Investments                    Shares      Market Value
================================================================================
Investments in Securities 98.56%
================================================================================
Common Stocks and Convertible Securities 98.56%
================================================================================
Agricultural Products    Archer-Daniels-
1.51%                    Midland Co.                 4,200,000     $  90,300,000
                         Pioneer Hi-Bred
                         International, Inc.+        1,200,000        45,300,000
                         Total                                       135,600,000
-------------------------------------------------------------------=============
Airlines 1.70%           Delta Air Lines Inc.          700,000        81,375,000
                         U.S. Airways Group Inc.+    1,000,000        71,125,000
                         Total                                       152,500,000
-------------------------------------------------------------------=============
Apparel 1.84%            Liz Claiborne, Inc.         1,250,000        61,484,375
                         VF Corp.                    2,003,300       104,171,600
                         Total                                       165,655,975
-------------------------------------------------------------------=============
Automobiles 1.36%        General Motors Corp.        1,810,600       121,989,175
-------------------------------------------------------------------=============
Banks: Money             BankAmerica Corp.             700,000        59,500,000
Center 3.52%             Bankers Trust NY Corp.        300,000        38,737,500
                         Chase Manhattan Corp.         902,350       125,031,872
                         First Chicago NBD           1,002,350        93,093,256
                         Total                                       316,362,628
-------------------------------------------------------------------=============
Banks: Regional          Banc One Corp.+             1,600,000        94,100,000
5.56%                    BankBoston, N.A.              500,000        53,968,750
                         Comerica Inc.                 800,000        53,550,000
                         First Union Corp.+          2,004,400       121,015,650
                         Mellon Bank Corp.           1,005,200        72,374,400
                         Washington Mutual Inc.+     1,500,000       105,093,750
                         Total                                       500,102,550
-------------------------------------------------------------------=============
Brokers 2.28%            Morgan Stanley,
                         Dean Witter,
                         Discover & Co.              2,600,000       205,075,000
-------------------------------------------------------------------=============
Chemicals 2.50%          Dow Chemical Co.              801,450        77,490,196
                         DuPont DeNemours,
                         E.I. & Co.+                   600,000        43,687,500
                         Lyondell
                         Petrochemical Co.+          1,500,000        49,312,500
                         Rohm & Haas Co.               500,000        53,906,250
                         Total                                       224,396,446
-------------------------------------------------------------------=============


                                                     Shares or
                                                     Principal
                         Investments                    Amount      Market Value
================================================================================
Communications           Corning Inc.+               1,900,000     $  76,000,000
Equipment 1.27%          Lucent Technologies Inc.      500,000        38,062,500
                         Total                                       114,062,500
-------------------------------------------------------------------=============
Computer:                Digital Equipment Corp.     1,202,700        66,900,188
Hardware 5.97%           Hewlett-Packard Co.         2,405,100       181,134,093
                         International Business
                         Machines Corp.              1,600,000       185,400,000
                         Sun Microsystems Inc.+      2,500,000       102,968,750
                         Total                                       536,403,031
-------------------------------------------------------------------=============
Computer:                EMC Corp.+                  2,000,000        92,250,000
Peripherals 2.52%        EMC Corp.
                         Conv. Sub. Notes
                         3 1/4/2002                    15,000M        32,076,562
                         Seagate Technology Inc.     3,828,400       102,170,425
                         Total                                       226,496,987
-------------------------------------------------------------------=============
Containers 0.70%         Crown Cork & Seal Inc.+     1,205,800        62,776,963
-------------------------------------------------------------------=============
Cosmetics 0.82%          International Flavors &
                         Fragrances Inc.+            1,500,000        73,406,250
-------------------------------------------------------------------=============
Drugs/Health Care        American Home
Products 2.43%           Products Corp.              1,200,000       111,750,000
                         SmithKline Beecham
                         plc ADS                     1,000,000        59,562,500
                         Warner-Lambert Co.            250,000        47,296,875
                         Total                                       218,609,375
-------------------------------------------------------------------=============
Electric Equipment
2.48%                    Emerson Electric Co.        3,500,000       222,687,500
-------------------------------------------------------------------=============
Electric Power           Allegheny Energy Inc.+      1,750,000        53,593,750
6.92%                    Baltimore Gas &
                         Electric Co.                2,500,000        78,750,000
                         Carolina Power &
                         Light Co.                   3,000,000       129,187,500
                         CINergy Corp.               1,500,000        52,312,500
                         Duke Power Co.              2,000,000       115,750,000
                         Florida Progress Corp.      2,000,000        81,250,000
                         FPL Group+                  1,800,000       111,712,500
                         Total                                       622,556,250
-------------------------------------------------------------------=============

Statement of Net Assets
April 30, 1998

                         Investments                    Shares      Market Value
================================================================================
Food 6.49%               Best Foods                  2,004,400    $  109,991,450
                         ConAgra Inc.                4,000,000       116,750,000
                         Heinz H.J. Co.              3,000,000       163,500,000
                         Ralston Purina Co.+           706,100        74,846,600
                         Sara Lee Corp.              2,000,000       119,125,000
                         Total                                       584,213,050
-------------------------------------------------------------------=============
Furniture and
Appliances 0.80%         Whirlpool Corp.             1,000,000        72,000,000
-------------------------------------------------------------------=============
Health Care
Products 1.85%           Baxter International Inc.   3,000,000       166,312,500
-------------------------------------------------------------------=============
Health Care              Aetna Inc.
Services 1.93%           $4.758 Conv. Pfd+           1,500,000       117,750,000
                         United Healthcare Corp.+      800,000        56,200,000
                         Total                                       173,950,000
-------------------------------------------------------------------=============
Household                Fort James Corp.            3,200,000       158,800,000
Products 3.10%           Kimberly Clark Corp.        2,356,700       119,602,525
                         Total                                       278,402,525
-------------------------------------------------------------------=============
Housewares 1.48%         Fortune Brands Inc.         3,600,000       132,750,000
-------------------------------------------------------------------=============
Insurance:               American General
Life 3.75%               Corporation+                2,500,000       166,562,500
                         Jefferson-Pilot Corp.         939,200        55,119,300
                         Transamerica Corp.          1,001,550       115,679,025
                         Total                                       337,360,825
-------------------------------------------------------------------=============
Insurance:               Allstate Corp.              1,100,000       105,875,000
Property and Casualty    Chubb Corp.                 2,800,000       221,025,000
7.59%                    CIGNA Corp.                   601,250       124,421,172
                         Providian Corp.               800,000        48,150,000
                         St. Paul Companies Inc.+    1,200,000       101,700,000
                         The Progressive
                         Corporation                   600,000        81,262,500
                         Total                                       682,433,672
-------------------------------------------------------------------=============
Machinery:
Diversified 2.60%        Deere & Co.                 4,005,750       234,086,016
-------------------------------------------------------------------=============
Miscellaneous            Houston Inds Inc.
1.15%                    $3.22 Conv. Pfd               583,000        40,445,625
                         Textron, Inc.                 800,000        62,600,000
                         Total                                       103,045,625
-------------------------------------------------------------------=============
Natural Gas:
Diversified 0.99%        Sonat Inc.                  2,000,000        88,750,000
-------------------------------------------------------------------=============
Natural Gas:             Consolidated
Pipelines 0.51%          Natural Gas Co.+              800,000        46,000,000
-------------------------------------------------------------------=============
Oil: Domestic            Occidental
Integrated 1.05%         Petroleum Corp.             3,200,000        94,200,000
-------------------------------------------------------------------=============
Oil: International       British Petroleum
Integrated 7.01%         Ltd. ADS+                   1,500,000       141,750,000
                         Chevron Corp.+              1,200,000        99,225,000
                         ENI ADS+                    1,000,000        66,125,000
                         Exxon Corp.                 1,300,000        94,818,750


                                                     Shares or
                                                     Principal
                         Investments                    Amount      Market Value
================================================================================

                         Mobil Corp.                 2,300,000    $  181,700,000
                         Total S.A.
                         Sponsored ADR+                800,000        47,000,000
                         Total                                       630,618,750
-------------------------------------------------------------------=============
Paper and Forest         Bowater Inc.+               1,502,500        84,046,094
Products 1.79%           Georgia-Pacific Corp.+        500,000        38,593,750
                         Georgia Pacific
                         Timber Group                1,500,000        38,437,500
                         Total                                       161,077,344
-------------------------------------------------------------------=============
Photographic 0.64%       Eastman Kodak Co.             800,000        57,750,000
-------------------------------------------------------------------=============
Pollution Control
0.55%                    U.S.A. Waste Services Inc.+ 1,000,000        49,062,500
-------------------------------------------------------------------=============
Printing and
Publishing 0.54%         Dow Jones & Co., Inc.       1,000,000        48,687,500
-------------------------------------------------------------------=============
Retail: Department       May Department Stores
and Merchandise          Company                     2,400,000       148,050,000
4.40%                    Penney, J.C. Co., Inc.+     1,000,000        71,062,500
                         Wal-Mart Stores Inc.+       3,500,000       176,968,750
                         Total                                       396,081,250
-------------------------------------------------------------------=============
Retail: Specialty
0.83%                    Toys R Us Inc.+             2,703,800        74,523,488
-------------------------------------------------------------------=============
Telephone:               Bell Atlantic Corp.+        1,251,300       117,074,756
Local 2.92%              SBC Communications Inc.     3,500,000       145,031,250
                         Total                                       262,106,006
-------------------------------------------------------------------=============
Telephone:               AT&T Corp.+                 2,700,000       162,168,750
Long Distance 2.87%      Worldcom Inc.+              2,250,000        96,257,813
                         Total                                       258,426,563
-------------------------------------------------------------------=============
Tobacco 0.34%            Gallaher Group plc ADS      1,500,000        30,843,750
-------------------------------------------------------------------=============
                         Total Investments in
                         Common Stocks and
                         Convertible Securities
                         (Cost $6,273,894,548)                     8,861,361,994
================================================================================
Other Assets, Less Liabilities 1.44%
================================================================================
Short-term               American Express
Investments              Credit Corp.
                         5.51% due 5/1/1998            50,000M        50,000,000
                         American Express
                         Credit Corp.
                         5.51% due 5/1/1998            49,600M        49,600,000
                         American Express
                         Credit Corp.
                         5.51% due 5/4/1998            45,000M        45,000,000
                         Dow Chemical Co.
                         5.52% due 5/1/1998            30,000M        29,995,400
                         Total                                       174,595,400
                         ------------------------------------------=============
                         Other (See Note 5)                          939,976,630
                         ------------------------------------------=============
                         Total Short-term Investments
                         (Cost $1,114,572,030)                     1,114,572,030
-------------------------------------------------------------------=============
Cash                                                                  10,472,595
-------------------------------------------------------------------=============

Statement of Net Assets
April 30, 1998

                                                                    Market Value
================================================================================
Receivable for:          Securities sold                          $   81,473,564
                         Other                                        23,346,640
                         Total Other Assets                        1,229,864,829
-------------------------------------------------------------------=============
Payable for:             Securities purchased                      1,087,747,778
                         Other                                        12,352,267
                         Total Liabilities                         1,100,100,045
-------------------------------------------------------------------=============
                         Total Other Assets,
                         Less Liabilities                            129,764,784
================================================================================
Net Assets 100.00%                                                $8,991,126,778
================================================================================


================================================================================
Class A Shares-Net asset value
($8,595,482,175 / 555,933,916
shares outstanding)                                                       $15.46

Class B Shares-Net asset value
($273,119,995 / 17,669,617
shares outstanding)                                                       $15.46

Class C Shares-Net asset value
($104,024,098 / 6,727,646
shares outstanding)                                                       $15.46

Class P Shares-Net asset value
($1,874,675 / 121,257
shares outstanding)                                                       $15.46

Class Y Shares-Net asset value
($16,625,835 / 1,074,793
shares outstanding)                                                       $15.47

+Securities (or a portion of securities) on loan. See Note 5.

See Notes to Financial Statements.


Portfolio Changes

Issues added to or eliminated from the portfolio (exclusive of U.S. Government obligations and short-term investments) during the six months ended April 30, 1998.

Additions

AT&TCorp.
Allstate Corp.
Banc One Corp.
Bankers Trust NYCorp.
British Petroleum Ltd. ADS
Crown Cork &Seal Inc.
Delta Air Lines Inc.
Digital Equipment Corp.
Dow Jones & Co., Inc.
DuPont DeNemours, E.I. & Co.
Eastman Kodak Co.
Georgia Pacific Timber Group
Houston Inds Inc. $3.22 Conv. Pfd.
Jefferson-Pilot Corp.
Occidental Petroleum Corp.
Penney, J.C. Co., Inc.
Ralston Purina Co.
Sun Microsystems Inc.
U.S.A. Waste Services Inc.
U.S. Airways Group Inc.
Worldcom Inc.
--------------------------------------------------------------------------------

Eliminations

Amoco Corp.
Boeing Co.
Corn Products International Inc.
Deluxe Corp.
Hershey Foods Corp.
Intel Corp.
International Paper Co.
MCI Communications Corp.
Minnesota Mining & Manufacturing Co.
Motorola Inc.
Schlumberger Ltd.
Union Carbide Corp.
Westvaco Corporation10

Statement of Operations

Investment Income                                Six Months Ended April 30, 1998
--------------------------------------------------------------------------------
Income     Dividends                            $  86,154,581
           Interest                                10,445,288
           Total income                                            $  96,599,869
--------------------------------------------------------------------------------
Expenses   Management fee                          12,899,902
           12b-1 distribution plan-Class A          9,119,892
           12b-1 distribution plan-Class B          1,045,731
           12b-1 distribution plan-Class C            390,311
           12b-1 distribution plan-Class P              2,978
           Shareholder servicing                    3,308,682
           Reports to shareholders                    347,921
           Registration                               171,773
           Professional                               117,938
           Directors' fees                            115,664
           Other                                      156,989
                                                  -----------
           Total expenses before reductions        27,677,781
           Expense reductions                        (568,716)        27,109,065
                                                  ------------------------------
           Net investment income                                      69,490,804
           ---------------------------------------------------------------------
Realized and Unrealized Gain on Investments
================================================================================
Realized gain from investment transactions
                Proceeds from sales             2,517,037,708
                Cost of securities sold         1,862,014,425
           ---------------------------------------------------------------------
                Net realized gain                 655,023,283
           ---------------------------------------------------------------------
Unrealized appreciation of investments            508,527,771
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                    1,163,551,054
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations              $1,233,041,858
================================================================================

See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                      Six Months          Year Ended
                                                                                                      Ended 4/30,        October 31,
Increase (Decrease) in Net Assets                                                                           1998                1997
====================================================================================================================================
Operations        Net investment income                                                           $    69,490,804   $   151,565,568
                  Net realized gain from investment transactions                                      655,023,283       728,137,697
                  Net unrealized appreciation of investments                                          508,527,771       682,759,831
                  Net increase in net assets resulting from operations                              1,233,041,858     1,562,463,096
                  ------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of share transactions                                99,089            46,074
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
                  Class A                                                                             (76,562,219)     (147,797,223)
                  Class B                                                                              (1,033,463)         (866,777)
                  Class C                                                                                (421,741)         (355,394)
                  Class P                                                                                  (7,152)               --
                  Total                                                                               (78,024,575)     (149,019,394)
                  ------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gain from investment transactions:
                  Class A                                                                            (701,764,180)     (480,477,970)
                  Class B                                                                             (14,606,206)       (1,534,145)
                  Class C                                                                              (5,544,535)         (638,747)
                  Total                                                                              (721,914,921)     (482,650,862)
                  ------------------------------------------------------------------------------------------------------------------
                  Total distributions                                                                (799,939,496)     (631,670,256)
                  ------------------------------------------------------------------------------------------------------------------
Capital share transactions:
                  Net proceeds from sales of shares                                                   522,428,902       756,660,354
                  Net asset value of shares issued in reinvestment of net investment income
                  and realized gain from investment transactions                                      654,767,035       502,763,678
                  Total                                                                             1,177,195,937     1,259,424,032
                  ------------------------------------------------------------------------------------------------------------------
                  Cost of shares reacquired                                                          (317,024,706)     (593,173,986)
                  ------------------------------------------------------------------------------------------------------------------
                  Increase in net assets derived from capital share transactions                      860,171,231       666,250,046
                  ------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                              1,293,372,682     1,597,088,960
------------------------------------------------------------------------------------------------------------------------------------
Net Assets
                  Beginning of period                                                               7,697,754,096     6,100,665,136
                  ------------------------------------------------------------------------------------------------------------------
                  End of period (including undistributed net investment income
                  of $19,530,647 and $27,965,329, respectively)                                   $ 8,991,126,778   $ 7,697,754,096
                  ==================================================================================================================

See Notes to Financial Statements.

Financial Highlights

                                                                                                                      Class A Shares
                                                        ----------------------------------------------------------------------------
                                                        Six Months Ended                                      Year Ended October 31,
Per Share Operating Performance:                          April 30, 1998        1997          1996      1995        1994       1993
====================================================================================================================================
Net asset value, beginning of year                            $ 14.84        $ 13.02       $ 11.98    $ 11.03    $ 11.26    $ 10.55
------------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations
    Net investment income                                        .125            .30           .30        .32        .31        .31
    Net realized and unrealized gain on investments             2.030           2.85          2.23       1.70        .38       1.43
    Total from investment operations                            2.155           3.15          2.53       2.02        .69       1.74
    --------------------------------------------------------------------------------------------------------------------------------
    Distributions
    Dividends from net investment income                        (.145)          (.30)         (.30)      (.30)      (.32)      (.35)
    Distributions from net realized gain                        (1.39)         (1.03)        (1.19)      (.77)      (.60)      (.68)
    --------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 15.46        $ 14.84       $ 13.02    $ 11.98    $ 11.03    $ 11.26
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                 16.13%(d)      25.80%        23.23%     20.46%      6.66%     17.76%
====================================================================================================================================
    Ratios to Average Net Assets:
    Expenses(b)                                                  0.31%(d)       0.65%(b)      0.66%      0.63%      0.63%      0.63%
    Net investment income                                        0.85%(d)       2.15%(b)      2.61%      2.90%      2.91%      2.95%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       Class B Shares
                                                      -----------------------------------------------
                                                      Six Months Ended    Year Ended    8/1/1996(c)
                                                             April 30,   October 31,          to
Per Share Operating Performance:                                  1998          1997    10/31/96
=====================================================================================================
Net asset value, beginning of period                        $ 14.84         $ 13.03      $ 11.88
-----------------------------------------------------------------------------------------------------
    Income from investment operations
    Net investment income                                      .081             .20         .060
    Net realized and unrealized gain on investments           2.022            2.84        1.142
    Total from investment operations                          2.103            3.04        1.202
    -------------------------------------------------------------------------------------------------
    Distributions
    Dividends from net investment income                      (.093)           (.20)       (.052)
    Distributions from net realized gain                      (1.39)          (1.03)          --
    -------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 15.46         $ 14.84      $ 13.03
-----------------------------------------------------------------------------------------------------
Total Return(a)                                               15.70%(d)       24.78%       10.15%(d)
=====================================================================================================
    Ratios to Average Net Assets:
    Expenses(b)                                                0.69%(d)        1.42%        0.34%(d)
    Net investment income                                      0.45%(d)        1.19%        0.27%(d)
    =================================================================================================

                                                                                       Class C Shares
                                                      -----------------------------------------------
                                                      Six Months Ended     Year Ended     8/1/96(c)
                                                             April 30,    October 31,         to
Per Share Operating Performance:                                  1998           1997   10/31/96
=====================================================================================================
Net asset value, beginning of period                       $ 14.84         $ 13.02      $ 11.88
-----------------------------------------------------------------------------------------------------
    Income from investment operations
    Net investment income                                     .088             .22         .062
    Net realized and unrealized gain on investments          2.015            2.83        1.130
    Total from investment operations                         2.103            3.05        1.192
    -------------------------------------------------------------------------------------------------
    Distributions
    Dividends from net investment income                     (.093)           (.20)       (.052)
    Distributions from net realized gain                     (1.39)          (1.03)          --
    -------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 15.46         $ 14.84      $ 13.02
-----------------------------------------------------------------------------------------------------
Total Return(a)                                              15.69%(d)       24.88%       10.07%(d)
=====================================================================================================
    Ratios to Average Net Assets:
    Expenses(b)                                               0.70%(d)        1.34%        0.33%(d)
    Net investment income                                     0.45%(d)        1.28%        0.25%(d)
    =================================================================================================

                                                     Class P          Class Y
                                                      Shares           Shares
                                                  ----------       ----------
                                                     12/8/97(c)       3/27/98(c)
Per Share Operating Performance:                  to 4/30/98       to 4/30/98
================================================================================
Net asset value, beginning of period                   $ 14.24          $ 15.44
--------------------------------------------------------------------------------
    Income from investment operations
    Net investment income                                 .076             .016
    Net realized and unrealized gain on investments      1.206             .014
    Total from investment operations                     1.282              .03
    ----------------------------------------------------------------------------
    Distributions
    Dividends from net investment income                 (.062)              --
    ----------------------------------------------------------------------------
Net asset value, end of period                         $ 15.46          $ 15.47
--------------------------------------------------------------------------------
Total Return(a)(d)                                        9.05%            0.19%
================================================================================
    Ratios to Average Net Assets:
    Expenses(d)                                           0.33%(d)         0.04%
    Net investment income                                 0.53%(d)         0.11%
    ============================================================================

                                   Six Months Ended                                                           Year Ended October 31,
Supplemental Data for All Classes:   April 30, 1998            1997             1996             1995          1994             1993
====================================================================================================================================
    Net assets, end of period (000)     $8,991,127       $7,697,754       $6,100,665       $4,964,525    $4,229,586      $4,174,033
    Portfolio turnover rate                  29.93%           46.41%           47.06%           53.84%        51.48%          45.15%
    Average commissions
    per share paid on equity
    transactions                        $      .060      $      .062      $      .064      $      .063          n/a             n/a
    ================================================================================================================================

(a)   Total return does not consider the effects of sales loads.

(b) The ratios for 1997 and 1998 include expenses paid through an expense offset arrangement.

(c)   Commencement of offering respective class shares.

(d)   Not annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett Affiliated Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the Company:

(a) Market value is determined as follows: Securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) A portion of the proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares.

2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett &Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolio. The management fee is based on average daily net assets at the following annual rates: 1/2 of 1% on the first $200 million; 2/5 of 1% on the next $300 million; 3/8 of 1% on the next $200 million; 7/20 of 1% on the next $200 million and 3/10 of 1% on the excess over $900 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) a supplemental annual distribution fee of 0.10% of the average daily net assets of Class A shares serviced by certain qualifying institutions. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor
(1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, the Company pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares. Class Y does not have a Plan.

Distributor received $1,705,759 representing payment of commissions on sales of Class A shares after deducting $10,573,780 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions

Dividends from net investment income are declared quarterly. Net realized gain from investment transactions is distributed to shareholders annually. Accumulated undistributed net realized gain at April 30, 1998 for financial reporting purposes aggregated $704,263,636.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

Distributions declared on May 5, 1998 were as follows:

                                                        Rate Per       Aggregate
Net Investment Income                                      Share          Amount
--------------------------------------------------------------------------------
Class A                                                    $.060     $33,360,702
Class B                                                    $.030     $   533,707
Class C                                                    $.030     $   203,356
Class P                                                    $.051     $     6,184
Class Y                                                    $.064     $    69,446
--------------------------------------------------------------------------------

4. Capital

The Company has authorized 1,150 million shares of $.001 par value capital stock designated Class A, 100 million shares of $.001 par value capital stock designated Class B, 100 million shares of $.001 par value capital stock designated Class C, 75 million shares of $.001 par value capital stock designated Class P and 75 million shares of $.001 par value capital stock designated Class Y. Paid in capital amounted to $5,679,865,049 at April 30, 1998. Transactions in shares of capital stock were as follows:

                                Six Months Ended                      Year Ended
                                  April 30, 1998                October 31, 1997
                     -----------------------------------------------------------
Class A                   Shares          Amount        Shares           Amount
--------------------------------------------------------------------------------
Sales of shares       25,043,393   $ 363,259,909    41,249,386   $  575,438,146
Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions          47,174,709     634,068,094    38,407,350      499,579,938

Total                 72,218,102     997,328,003    79,656,736    1,075,018,084
--------------------------------------------------------------------------------
Shares reacquired    (20,784,781)   (302,740,849)  (41,932,725)    (584,724,363)
Increase in shares    51,433,321   $ 694,587,154    37,724,011   $  490,293,721
--------------------------------------------------------------------------------

Notes to Financial Statements

                                Six Months Ended                      Year Ended
                                  April 30, 1998                October 31, 1997
                     -----------------------------------------------------------
Class B                   Shares          Amount        Shares           Amount
--------------------------------------------------------------------------------
Sales of shares       6,878,682   $ 100,081,427       9,261,683   $ 131,415,142

Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions          1,116,738      15,027,684         169,389       2,251,936

Total                 7,995,420     115,109,111       9,431,072     133,667,078
--------------------------------------------------------------------------------
Shares reacquired      (577,000)     (8,448,505)       (353,069)     (5,141,805)
Increase in shares    7,418,420   $ 106,660,606       9,078,003   $ 128,525,273
--------------------------------------------------------------------------------


                                Six Months Ended                      Year Ended
                                  April 30, 1998                October 31, 1997
                     -----------------------------------------------------------
Class C                   Shares          Amount        Shares           Amount
--------------------------------------------------------------------------------
Sales of shares            2,795,842   $ 40,683,213    3,536,298   $ 49,807,066

Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions                 420,916      5,664,106       70,220        931,804

Total                      3,216,758     46,347,319    3,606,518     50,738,870
--------------------------------------------------------------------------------
Shares reacquired           (399,087)    (5,769,122)    (229,278)    (3,307,818)
Increase in shares         2,817,671   $ 40,578,197    3,377,240   $ 47,431,052
--------------------------------------------------------------------------------

                                                                December 8, 1997
                                                                   (Commencement
                                                                     of Offering
                                                              Class P Shares) to
                                                                  April 30, 1998
                                                 -------------------------------
Class P                                             Shares                Amount
--------------------------------------------------------------------------------
Sales of shares                                   125,085           $ 1,787,896

Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions                                          514                 7,151

Total                                             125,599             1,795,047
--------------------------------------------------------------------------------
Shares reacquired                                  (4,342)              (66,270)
Increase in shares                                121,257           $ 1,728,777
--------------------------------------------------------------------------------

                                                                  March 27, 1998
                                                                   (Commencement
                                                                     of Offering
                                                              Class Y Shares) to
                                                                  April 30, 1998
                                                  ------------------------------
Class Y                                             Shares                Amount
--------------------------------------------------------------------------------
Sales of shares                                   1,074,793          $16,616,497
Increase in shares                                1,074,793          $16,616,497
--------------------------------------------------------------------------------

5. Portfolio Securities

The Company loans its portfolio securities to brokers to generate additional revenue to the Fund. As of April 30, 1998, the market value of securities on loan to brokers was $922,693,596, for which the Company has obtained collateral aggregating $941,147,468, consisting of cash and U.S. Treasury securities.

Purchases and sales of investment securities (other than U.S. Government obligations and short-term securities) aggregated $2,645,340,577 and $2,243,498,876, respectively.

As of April 30, 1998, unrealized appreciation based on cost for federal income tax purposes aggregated $2,587,467,446 of which $2,631,000,635 related to appreciated securities and $43,533,189 related to depreciated securities. The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

6. Directors' Remuneration

The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund. Directors' fees payable at April 30, 1998 were $2,226,151.

7. Expense Reduction

The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Company's expenses.

8. Line of Credit

The Company along with certain other funds managed by Lord Abbett, have available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is 0.05% per annum. There were no loans outstanding pursuant to this Facility at April 30, 1998, nor was the Facility utilized at any time during the year.

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Affiliated Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Affiliated Fund, Inc. as of April 30, 1998, the related statements of operations and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Affiliated Fund, Inc. at April 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
May 29,1998

Our Management

Board of Directors

Robert S. Dow
E. Wayne Nordberg
E. Thayer Bigelow*+
Stewart S. Dixon*
John C. Jansing*
C. Alan MacDonald*+
Hansel B. Millican, Jr.*
Thomas J. Neff*+
* Outside Director
+ Audit Committee

Officers

Robert S. Dow, Chairman and President
W. Thomas Hudson, Jr., Executive Vice
President and Portfolio Manager
Paul A. Hilstad, Vice President
and Secretary
Stephen I. Allen, Vice President
Zane E. Brown, Vice President
Daniel E. Carper, Vice President
Daria L. Foster, Vice President
Robert G. Morris, Vice President
Robert J. Noelke, Vice President
E. Wayne Nordberg, Vice President
John J. Walsh, Vice President
Lawrence H. Kaplan, Vice President
and Assistant Secretary
Thomas F. Konop, Vice President
and Assistant Secretary
A. Edward Oberhaus III, Vice President
Keith F. O'Connor, Vice President
Donna McManus, Treasurer
Joseph Van Dyke, Assistant Treasurer
Lydia Guzman, Assistant Secretary
Robert M. Hickey, Assistant Secretary

Investment Manager and
Underwriter

Lord, Abbett & Co. and
Lord Abbett Distributor LLC

The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
212-848-1800

Custodian

The Bank of New York
New York, NY

Transfer Agent
United Missouri Bank of
Kansas City, N.A.

Shareholder Servicing Agent

DST Systems, Inc.
P.O. Box 419100
Kansas City, MO 64141
800-821-5129

Auditors

Deloitte & Touche llp
New York, NY

Counsel

Debevoise & Plimpton
New York, NY

Copyright (C) 1998 by Lord Abbett Affiliated Fund, Inc.
767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Affiliated Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

Lord, Abbett & Co.

    A Tradition of Performance Through
Disciplined
      Investing

[PHOTO OMITTED]

(standing, left to right)
Daniel H. Frascarelli
Director--Portfolio management Team

Eli Salzmann
Director of Research

Melanie M. Smith
Equity Analyst

(seated, left to right)
W. Thomas Hudson, Jr.
Partner and Portfolio Manager--
Lord Abbett Affiliated Fund

Robert G. Morris
Partner and Director of Equity Investments

A successful long-term track record is evidence of a successful investment strategy. For decades we, at Lord, Abbett & Co., have believed that investing with a disciplined, value approach is the best way to achieve competitive returns and reduce portfolio risk. This commitment and the dedication of our team of 59 investment professionals have helped us earn the trust of financial professionals and investors for over 65 years.

About Your Fund's
Board of Directors

The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important components in overseeing a mutual fund. The Board of Directors watches over your Fund's general operations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager) and Lord Abbett Distributor LLC (the Fund's underwriter). They meet regularly to review a wide variety of information and issues regarding your Fund. Every member of the Board possesses extensive business experience. Lord Abbett Affiliated Fund's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, E. Thayer Bigelow, Jr.

E. Thayer Bigelow, Jr.
Director--Lord Abbett
Affiliated Fund

[PHOTO OMITTED]

Mr. Bigelow is a graduate of Trinity College and earned his MBA at the University of Colgate Darden Business School. He is currently the CEO of Court Room Television Network, and previously served for five years as President and CEO of Time Warner Cable Programming, Inc.

Mr. Bigelow serves as a member of the Board of Trustees for the Cate School. He is also a member of the Board of Directors for the Visiting Nurse Service of New York, Crane Co., Medusa Inc., and The Boy's Club of New York. He has been an independent director for all of Lord Abbett's funds since 1994.

Investing in the Lord Abbett Family of Funds

-------------------------------------------------------------------------------------------------------------------------
GROWTH
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   INCOME
-------------------------------------------------------------------------------------------------------------------------
Aggressive     Growth Funds    Growth &          Balanced Fund     Income Funds         Tax-Free         Money
Growth Fund                    Income Funds                                             Income Funds     Market Fund
Developing     Alpha Series    Affiliated Fund    Balanced Series   Bond-Debenture       o National       U.S. Government
Growth Fund                                                         Fund                 o California     Securities
               Global Fund-    Growth &                                                  o Connecticut    Money Market
               Equity Series   Income Series                        Global Fund-         o Florida        Fund**+
                                                                    Income Series        o Georgia
               International   Research Fund-                                            o Hawaii
               Series          Large-Cap Series                     Limited Duration     o Michigan
                                                                    U.S. Government      o Minnesota
               Mid-Cap                                              Securities Series*   o Missouri
               Value Fund                                                                o New Jersey
                                                                    U.S. Government      o New York
               Research Fund-                                       Securities Series*   o Pennsylvania
               Small-Cap                                                                 o Texas
               Series                                               World Bond-          o Washington
                                                                    Debenture
                                                                    Series

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for Lord Abbett Affiliated Fund.

For more complete information about any other Lord Abbett fund, including charges and expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to 30 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your investment professional to help you customize your investment plan.

Numbers to Keep Handy

For Shareholder Account or Statement Inquiries: 800-821-5129

For Literature: 800-874-3733

For More Information: 800-426-1130

Visit Our Web Site: http://www.lordabbett.com

* The Lord Abbett Research Fund-Small-Cap Series is closed to new investors. For more information, call Lord Abbett Distributor LLC at 800-426-1130.

** An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

+ Although the Fund is managed to maintain, and has maintained, its stable net asset value of $1.00 per share price, there can be no assurance that a stable net asset value of $1.00 per share will be maintained.

[LOGO](R) LORD, ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing

LORD ABBETT DISTRIBUTOR LLC
------------------------------------------------------------
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203

                                                                      LAA-3-498
                                                                          (6/98)